UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NCR Corporation (the “Company”) entered into employment agreement amendments (the “Amendments”) with each of Michael D. Hayford, the Company’s Chief Executive Officer, Owen J. Sullivan, the Company’s President and Chief Operating Officer, Timothy C. Oliver, the Company’s Senior Executive Vice President and Chief Financial Officer, and Donald W. Layden, the Company’s Executive Vice President, President, Payments & Network, Head of Strategy and M&A.

Mr. Hayford’s Amendment provides that: (i) for purposes of the Amended and Restated NCR Change in Control Severance Plan (the “CIC Severance Plan”), if his employment is terminated without cause or he resigns for good reason (as defined in the CIC Severance Plan) within the two-year period following, or the ninety-day period preceding, a “qualified transaction” (as defined in the Amendment, which includes, among other things, a spin-off, split-off or sale of the Commerce or Banking segment or a sale of more than 50% of the Company’s assets), he will receive the separation benefits that he is currently eligible to receive under the CIC Severance Plan upon a termination without cause or resignation for good reason following a change in control; (ii) for purposes of any then-outstanding equity awards, if his employment is terminated without cause or he resigns for good reason (as defined in the CIC Severance Plan) within the two-year period following, or the ninety-day period preceding, a qualified transaction, he will receive the accelerated vesting treatment (and for any stock options, the post-termination exercise period) as set forth in the applicable award agreements upon a “Change in Control Termination” or “Good Reason Termination,” as the case may be, that occurs in connection with a change in control in which the equity awards are assumed, converted or replaced; (iii) for purposes of any pre-2023 equity awards, if his employment is terminated for any reason other than for cause on or after August 13, 2024, he will receive the vesting treatment that he would have received upon a “mutually agreed retirement” approved by the Compensation and Human Resource Committee of the Board of the Directors (the “CHRC”) (as described in the Company’s annual proxy statement filed on March 22, 2022), and any vested options will remain outstanding and exercisable through their original expiration dates; and (iv) the completion of a qualified transaction will constitute good reason for purposes of the CIC Severance Plan and any equity awards.

Mr. Sullivan’s and Mr. Layden’s Amendments provide that: (i) for purposes of the Amended and Restated NCR Executive Severance Plan (the “Executive Severance Plan”), if he resigns for good reason (as defined in the CIC Severance Plan), he will receive the separation benefits that he is currently eligible to receive under the Executive Severance Plan upon a termination without cause; (ii) for purposes of the CIC Severance Plan, if his employment is terminated without cause or he resigns for good reason (as defined in the CIC Severance Plan) within the two-year period following a qualified transaction, he will receive the separation benefits that he is currently eligible to receive under the CIC Severance Plan upon a termination without cause or resignation for good reason following a change in control; (iii) the completion of a qualified transaction will constitute good reason for purposes of the CIC Severance Plan and any 2023 equity awards; (iv) for purposes of any pre-2023 equity awards, if his employment is terminated for any reason other than for cause, he will receive the vesting treatment that he would have received upon a “mutually agreed retirement” approved by either the Chief Executive Officer or the CHRC (as described in the Company’s annual proxy statement filed on March 22, 2022), and any vested options will remain outstanding and exercisable through their original expiration dates, provided that if his employment is terminated for cause or he resigns without good reason (as defined in the CIC Severance Plan) prior to the earlier to occur of either December 1, 2023, or the occurrence of a qualified transaction, he will not be entitled to receive such vesting and post-termination exercisability treatment; and (v) for purposes of any 2023 equity awards, if his employment is terminated for any reason other than for cause, he will receive the vesting treatment that he would have received upon a qualified retirement occurring on or after the first anniversary of the grant date (i.e., continued vesting, without pro-ration, subject to actual performance), provided that if his employment is terminated for cause or he resigns without good reason (as defined in the CIC Severance Plan) prior to the earlier to occur of either the first anniversary of the grant date or the occurrence of a qualified transaction, he will not be entitled to receive such vesting treatment.

Mr. Oliver’s Amendment provides that: (i) for purposes of the Executive Severance Plan, if he resigns for good reason (as defined in the CIC Severance Plan), he will receive the separation benefits that he is currently eligible to receive under the Executive Severance Plan upon a termination without cause; (ii) for purposes of the CIC Severance Plan, if his employment is terminated without cause or he resigns for good reason (as defined in the CIC Severance Plan) within the two-year period following a qualified transaction, he will receive the separation benefits that he is currently eligible to receive under the CIC Severance Plan upon a termination without cause or resignation for good reason following a change in control; (iii) unless he is offered and accepts a chief executive officer role at the Company or a successor entity resulting from a qualified transaction (e.g., the Company’s planned spin-off), the completion of a qualified transaction will constitute good reason for purposes of the CIC Severance Plan and any 2023 equity awards, provided that if he is offered, but does not accept, such chief executive officer role, such resignation shall be treated only as a termination for good reason for purposes of the Executive Severance Plan; (iv) for purposes of any pre-2023 equity awards, if his employment is terminated without cause in the ninety-day period preceding a qualified transaction, then, subject to his continued compliance with the applicable restrictive covenants, such awards will continue to vest as if he had remained actively employed, and any vested options will remain outstanding and exercisable through their original expiration dates, provided that, from and after the date of a qualified transaction, upon a termination of his employment for any reason other than for cause, then, subject to his continued compliance with the applicable restrictive covenants, such awards will continue to vest as if he had remained actively employed, and any vested options will remain outstanding and exercisable through their original expiration dates; (v) for purposes of any 2023 equity awards, if his employment is terminated without cause in the ninety-day period preceding a qualified transaction, then, subject to his continued compliance with the applicable restrictive covenants, such awards will continue to vest as if he had remained actively employed; and (vi) for purposes of his 2023 bonus, if his employment is terminated without cause in the ninety-day period preceding a qualified transaction, he will receive a pro-rated bonus for 2023 based on actual performance, provided that, from and after the date of a qualified transaction, upon a termination of his employment for any reason other than for cause, he will receive a full bonus (without pro-ration) for 2023 based on actual performance.

The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment to Employment Agreement, dated February 16, 2023, between Michael D. Hayford and NCR Corporation.

10.2	Amendment to Employment Agreement, dated February 13, 2023, between Owen J. Sullivan and NCR Corporation.

10.3	Amendment to Employment Agreement, dated February 13, 2023, between Timothy C. Oliver and NCR Corporation.

10.4	Amendment to Employment Agreement, dated February 13, 2023, between Donald W. Layden and NCR Corporation.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: February 17, 2022	By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel and Secretary

4